BLACKROCK COMMODITY STRATEGIES FUND

Supplement dated September 26, 2008 to the
Prospectus and Statement of Additional Information, each dated March 31, 2008

        Recently, the Board of Trustees (the “Board”) of the BlackRock Commodity Strategies Fund (the “Fund”) approved a proposal to liquidate the Fund (the “Liquidation”). As a result, all of the assets of the Fund will be liquidated completely on or about October 31, 2008 (the “Liquidation Date”), and the Fund will then be terminated. Currently, the Fund no longer is invested in commodity-linked derivative instruments and therefore, has no exposure to commodities and is fully invested in cash or cash equivalents. The Fund no longer accepts orders to purchase Fund shares from new investors or existing shareholders (including purchases through automatic investment plans).

This Supplement should be retained with your Prospectus for future reference.

Code # CS-PR&SAI-0908-SUP2